American Funds College Target Date Series® Statement of Additional Information Supplement July 15, 2014 (for statement of additional information dated January 1, 2014)

The “Sales charges” section of the statement of additional information under the heading “Dealer commissions and compensation” is amended in its entirety to read as follows:

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class 529-A share purchases not subject to initial sales charges. These purchases consist of purchases, when combined with other American Funds investments, of $1 million or more. For all of the funds in the American Funds College Target Date Series except American Funds College Enrollment Fund, commissions on such investments are paid to dealers at the following rates: 1.00% on amounts of less than $10 million, .50% on amounts of at least $10 million but less than $25 million and .25% on amounts of at least $25 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $10 million (but less than $25 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class 529-A share purchases not subject to initial sales charges. These purchases consist of purchases, when combined with other American Funds investments, of $1 million or more. Only with respect to American Funds College Enrollment Fund, commissions on such investments are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, .50% on amounts of at least $4 million but less than $10 million and .25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

A dealer concession of up to 1% may be paid by the fund under its Class 529-A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

Keep this supplement with your statement of additional information.

MFGEBS-092-0714O CGD/10149-S44464